UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 15, 2016

Date of Report (date of earliest event reported)

Sigma Designs, Inc.

(Exact name of Registrant as specified in its charter)

California	001-32207	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

47467 Fremont Blvd.

Fremont, California 94538

(Address of principal executive offices)

(510) 897-0200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2016, Tor Braham notified Sigma Designs, Inc. (the “Company”) of his decision not to stand for re-election to the Board of Directors at the Company’s Annual Meeting of Shareholders to be held on August 18, 2016 (the “Annual Meeting”). Mr. Braham will continue to serve as a director until the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2016		SIGMA DESIGNS, INC.

	By:	/s/ Thinh Q. Tran
Thinh Q. Tran President and Chief Executive Officer (Principal Executive Officer)